TCT 332: FANTOM II Trial: Safety & Performance Study of the Fantom Sirolimus-Eluting Bioresorbable Coronary Scaffold – First Report on Initial 24 Month Outcomes Fantom II Clinical Trial Investigators Exhibit 99.1